FORM 8-K

             SECURITIES AND EXCHANGE COMMISSION
                    Washington D.C. 20549

                       CURRENT REPORT
              Pursuant to Rule 13 or 15d-16 of
             the Securities Exchange Act of 1934

For the Coupon Period ending July 19, 2002

       Westpac Securitisation Management Pty Limited,
              in its capacity as trust manager
               of the Series 1998-1G WST Trust
       (Translation of registrants name into English)



     New South Wales     333-64199          98-0181944
    -----------------   ----------------  ------------
    State of Incorp.    Commission File  IRS Employer No.
                             Number


   Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
          (Address of principal executive offices)

      Registrants telephone number

      +612 9229 8131

 NOTEHOLDERS REPORT - SERIES 1998-1G WST TRUST


Date of Report - Determination Date   15-July-02

Housing Loan Collection Period      10-Apr-02 to 09-Jul-02
                                  (inclusive)  (inclusive)

Days in Collection Period             91

Coupon Period          19-Apr-02      to         19-Jul-02
                       (inclusive)             (exclusive)

Days in Coupon Period  		      91

3 month BBSW
at beginning of coupon period         	   4.6083%
3 Month USD-LIBOR      			   1.9700%
Foreign Exchange Rate  0.62354525564

Available Income       			10,177,480
Total Available Funds  			10,177,480
Accrued Interest Adjustment           	0.00
Redraws Made This Period              	20,623,107
Redraw Shortfall       			0.00
Redraw Facility Draw   			0.00
RFS Issued This Period 			0.00
Trust Expenses         			464,512
Total Payments         			8,868,306
Payment Shortfall      			0.00
Principal Draw This Period            	0.00
Total Principal Draws Outstanding     	0.00
Gross Principal Collections           	82,497,107
Principal Collections  			61,874,000
Excess Available Income               	1,309,174
Excess Collections Distribution       	1,309,174
Liquidity Shortfall    			0.00
Liquidity Net Draw / (Repayment)
this period            			0.00
Remaining Liquidity Shortfall         	0.00
Liquidation Loss       			0.00
Principal Charge Offs  			0.00
Prepayment Benefit Shortfall          	0.00
Average Daily Balance for Qtr         	606,778,011
Subordinated Percentage               	5.2769%
Initial Subrdinated Percentage        	2.3000%
Average Quarterly Percentage          	0.4756%
Chargeoffs             			0.00
Carryover ChargeOffs   			0.00

               Principal/100,000   Coupon/100,000
Class A   0.00    2,662.2964          146.2569
Class B   0.00    6,303.0833          385.0094

Stated Amount - AUD Equivalent     Percentage     Forex Percentage
Class A       545,065,127.18         94.72309%         1.00000
Class B        32,036,167.68          5.27691%
RFS                     0.00              	       0.00000
              577,101,294.86        100.00000%      100.00000%

Stated Amount - USD                Bond Factor
Class A       339,872,774.07         0.2475944
Class B        19,976,000.37         0.6184520
RFS                     0.00
              359,848,774.44

                            WST Trust Series 98-1G

                    DELINQUENCY STATISTICS

                 Collection Period Ended:    9th July 2002
                Number    Current    Instalment   % by     % by
               of Loans   Balance     Amount $   Number   Balance

Current         6,765   536,740,880  4,800,549   93.98%    93.01%
1 - 29 Days       357    34,580,271    264,428    4.96%     5.99%
30 - 59 Days       47     3,619,613     31,102    0.65%     0.63%
60 - 89 Days       15     1,091,064      9,553    0.21%     0.19%
90 - 119 Days       5       385,277      2,762    0.07%     0.07%
120 - 149 Days      2       136,878        942    0.03%     0.02%
150 - 179 Days      1        87,731        743    0.01%     0.02%
180+ Days           6       459,581      6,914    0.08%     0.08%
TOTAL           7,198   577,101,295  5,116,993  100.00%   100.00%


$A
Scheduled principal     		$          6,922,076
Unscheduled principal   		$         54,951,924
Principal Collections   		$         61,874,000

Fixed Interest Rate Housing Loan        $        90,691,557
Variable Rate Housing Loans             $        486,409,738
                        		$        577,101,295






                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series
1998-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the Series
                              1998-1G WST Trust,(Registrant)

Dated: July 19, 2002
By:    /s/ Cameron Kelly


Name: Cameron Kelly

Title:   Principal Accounting Officer